                                                                    EXHIBIT 10.1

                      CONSENT AND SIXTH AMENDMENT AGREEMENT

         This CONSENT AND SIXTH AMENDMENT AGREEMENT (this "Agreement") dated as of June 6, 2003, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various other Credit Parties listed on the signature pages hereto, as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the VS Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                               W I T N E S S E T H

         WHEREAS, the parties to this Agreement are parties to that certain Participation Agreement dated as of March 9, 2000 (the "Participation Agreement") and certain of the parties to this Agreement are parties to the other Operative Agreements relating to a $41.2 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

         WHEREAS, on April 10, 2003, the Financing Parties consented to the redemption by the Credit Parties of the 5.25% Convertible Subordinated Notes due 2004;

         WHEREAS, the Credit Parties have requested that the Financing Parties
(i) consent to the prepayment or redemption of certain outstanding Indebtedness of the Credit Parties and (ii) amend Section 8.3A(h)(i) of the Participation Agreement;

         WHEREAS, the Financing Parties have agreed to the requested consent and amendment on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

A.       CONSENT

         Notwithstanding Section 8.3B(h) of the Participation Agreement, the Financing Parties hereby consent to the prepayment or redemption by the Credit Parties of up to $465 million principal amount of 1.856% Convertible Subordinated Notes due 2006 to occur on or before September 29, 2003. This is a one-time consent and shall not be construed to be (i) a waiver as to future compliance with the Operative Agreements, (ii) a waiver of any Default or Event of Default that may exist or (iii) a waiver of any other rights or remedies the Lenders or Holders may have under the Operative Agreements or under applicable law.

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B.       AMENDMENTS

         (a) Section 6.2. A new Section 6.2(x) is hereby added to the Participation Agreement to read as follows:

                  (x) The Credit Parties do not intend to treat the Loans and/or Holder Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Credit Party determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If a Credit Party so notifies the Agent, the Credit Parties acknowledge that one or more of the Financing Parties may treat its Loans and/or Holder Advances as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Financing Party or Financing Parties, as applicable, will maintain the lists and other records required by such Treasury Regulation. Promptly after a Credit Party has notified the Agent of any intention by such Credit Party to treat the Loans and/or Holder Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), the Credit Parties shall deliver to the Agent a duly completed copy of IRS Form 8886 or any successor form.

         (b) Section 8.3A. Section 8.3A(h)(i) of the Participation Agreement is hereby amended to read as follows:

                  (h)      Financial Covenants.

                           (i) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Lessee, shall be less than or equal to:

                                    (A)      From and including December 31,
                                    2001 to and including March 31, 2003, 2.50 to 1.0;

                                    (B)      From and including April 1, 2003 to
                                    and including June 30, 2003, 3.00 to 1.0;

                                    (C)      From and including July 1, 2003 to
                                    and including September 30, 2003, 2.25 to
                                    1.0; and

                                    (D)      From October 1, 2003 and
                                    thereafter, 2.0 to 1.0.

         (c) Section 12.13. The following paragraph is hereby added to the end of Section 12.13 to read as follows:

                  Notwithstanding anything herein to the contrary, "information" shall not include, and the Agent and each Financing Party may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Financing Party relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Holder Advances and transactions contemplated hereby.

                                       2

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C.       MISCELLANEOUS

         1.       This Agreement shall be effective as of June 6, 2003.

         2. All of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) are hereby ratified and confirmed and remain in full force and effect according to their terms.

         3.       Each of the Credit Parties hereby represents and warrants that
(i) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) this Agreement has been duly executed and delivered by such party and constitutes such party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity,
(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such party of this Agreement, (iv) no Default or Event of Default exists, and (v) the representations and warranties of such Credit Party set forth in the Participation Agreement are true and correct as of the date hereof (except for any such representations and warranties which relate solely to an earlier time).

         4. The Lessee, agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Each of the Credit Parties agrees to execute and deliver such other documents, agreements or instruments deemed necessary or advisable by the Agent to carry out and effectuate the intent and purpose of this Agreement.

         6. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

         [The remainder of this page has been left blank intentionally.]

                                       3

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                        VERITAS SOFTWARE GLOBAL CORPORATION, as
                                        the Construction Agent and as the Lessee

                                        By: /s/ Kevin Olson
                                           ------------------------------------
                                        Name:  Kevin Olson
                                        Title: Treasurer

                                        VERITAS SOFTWARE CORPORATION, as a
                                        Guarantor

                                        By: /s/ Kevin Olson
                                           ------------------------------------
                                        Name:  Kevin Olson
                                        Title: Treasurer

                                        VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor

                                        By: /s/ Kevin Olson
                                           ------------------------------------
                                        Name:  Kevin Olson
                                        Title: Treasurer

                                        VERITAS SOFTWARE TECHNOLOGY HOLDING
                                        CORPORATION, as a Guarantor

                                        By: /s/ Kevin Olson
                                           ------------------------------------
                                        Name:  Kevin Olson
                                        Title: Treasurer

                                        VERITAS OPERATING CORPORATION, as a
                                        Guarantor

                                        By: /s/ Kevin Olson
                                           ------------------------------------
                                        Name:  Kevin Olson
                                        Title: Treasurer

                           [signature pages continue]

                                                     Consent and Sixth Amendment
                                                                 VS Trust 2000-1

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                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION (as successor to First
                                        Security Bank, National Association),
                                        not individually, but solely as the
                                        Owner Trustee under the VS Trust 2000-1

                                        By: /s/ Val T. Orton
                                           ------------------------------------
                                        Name:  Val T. Orton
                                        Title: Vice President

                           [signature pages continue]

                                                     Consent and Sixth Amendment
                                                                 VS Trust 2000-1

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                                        BANK OF AMERICA, N.A., as a Holder, as a
                                        Lender and as the Agent

                                        By: /s/ Colleen M. Taylor
                                           ------------------------------------
                                        Name:  Colleen M. Taylor
                                        Title: Vice President

                           [signature pages continue]

                                                     Consent and Sixth Amendment
                                                                 VS Trust 2000-1

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                                        KEYBANK NATIONAL ASSOCIATION, as a
                                        Holder and as a Lender

                                        By: /s/ Robert W. Boswell
                                           ------------------------------------
                                        Name:  Robert W. Boswell
                                        Title: Vice President

                           [signature pages continue]

                                                     Consent and Sixth Amendment
                                                                 VS Trust 2000-1

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                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Holder and as a Lender

                                        By: /s/ James B. Goudy
                                           ------------------------------------
                                        Name:  James B. Goudy
                                        Title: Vice President

                           [signature pages continue]

                                                     Consent and Sixth Amendment
                                                                 VS Trust 2000-1

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                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Holder and as a Lender

                                        By: /s/ Eric Houser
                                           ------------------------------------
                                        Name:  Eric Houser
                                        Title: Vice President

                              [signature pages end]

                                                     Consent and Sixth Amendment
                                                                 VS Trust 2000-1